Exhibit 10.1

CARTA MANDATO

Cd. de Guadalajara, Jalisco a 14/02/2023.

P R E S E N T E:

Estimado interesado:

Por medio de la presente autorizamos a RBA Banca de Inversión y a su unidad de negocio RBA Sostenibilidad, que en asociación con ARMA Services Inc y SURECO & Partners, buscarán cumplir de manera conjunta el objeto del mandato.

Objeto de mandato: en su carácter de asesor en temas de sostenibilidad, financiamiento climático y mercados de carbono, RBA y sus asociados, manifestarán por nuestra cuenta ante los actores pertinentes, la intención de certificar las plantaciones de agave como sumideros de carbono y transitar con ello hacia los mercados de carbono.

Los servicios de asesoría a los que nos referimos incluyen la elaboración de una metodología de certificación de créditos de carbono para el agave, así como los estudios de factibilidad requeridos (técnicos y económicos), la financiación y la elaboración del proyecto contemplando todas las etapas de su ciclo y las partes interesadas en la cadena de valor del MVC (Mercado Voluntario de Carbono).

Esperando poder contar con su amable colaboración al respecto, me despido enviándole un cordial saludo.

Atentamente:

       Pablo Cepeda Berlanga

Corporate Affairs, ESG and Sustainability, Jose Cuervo

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MANDATED Translation

City of Guadalajara, Jalisco on 14/02/2023.

TO WHOM IT MAY CONCERN:

Dear Sir/Madam,

We hereby authorize RBA Banca de Inversión and its business unit RBA Sostenibilidad, in association with ARMA Services Inc and SURECO & Partners, to jointly fulfill the mandate outlined below.

Mandate objective: as a sustainability advisor specializing in climate financing and carbon markets, RBA and its partners will, on our behalf, express the intention to certify agave plantations as carbon sinks and transition towards carbon markets to relevant actors.

The advisory services referred to herein include the development of a carbon credit certification methodology for agave, as well as the required feasibility studies (technical and economic), financing, and project development covering all stages of the cycle and stakeholders in the voluntary carbon market (VCM).

We hope to have your kind cooperation in this matter and remain at your disposal for any further clarification.

Sincerely,

       Pablo Cepeda Berlanga

Corporate Affairs, ESG and Sustainability, Jose Cuervo

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